Exhibit 99

       ICOS Corporation Reports Results for 2006 First Quarter;
   Strong Performance of Cialis Propels Near Breakeven for Quarter;
Cialis Captures Leading ED Market Share in Eleven Countries in February 2006

    BOTHELL, Wash.--(BUSINESS WIRE)--May 4, 2006--ICOS Corporation (Nasdaq:ICOS) today released its financial results for the three months ended March 31, 2006 and summarized recent events.
    "ICOS is off to a strong start in 2006," stated Paul Clark, ICOS Chairman and CEO. "Cialis continues to gain market share. In March 2006, Cialis captured 25.8% share of U.S. total prescriptions, an increase of 4.0 percentage points of share since March 2005(1). In February 2006, Cialis held 34.0% aggregate market share in Europe, Canada and Mexico, an increase of 4.7 percentage points of share since February 2005(2)."
    Lilly ICOS(3) posted solid profitability, in the 2006 first quarter, as a result of continued sales growth and reduced selling, general and administrative expenses. For the three months ended March 31, 2006, Lilly ICOS reported net income of $65.0 million, a $106.7 million improvement compared to the net loss of $41.7 million reported for the 2005 first quarter.
    Worldwide sales of Cialis totaled $222.7 million during the 2006 first quarter, a 48% increase compared to the first quarter of 2005. 2006 first quarter sales of Cialis in North America and Europe were $167.3 million, a 50% increase compared to the same period in 2005, when it is estimated that U.S. wholesalers reduced inventory levels by approximately $27 million.
    In February 2006, Cialis was the market share leader in eleven countries, including France, where it has been the market leader for 14 consecutive months. In Portugal, Cialis became the market leader in January 2006 and captured 41.4% share of tablets from wholesalers to pharmacies in February 2006(4). Other countries where Cialis is the market leader include Saudi Arabia, South Africa and Venezuela.

    2006 First Quarter Financial Results

    ICOS' 2006 first quarter adjusted net income (a non-GAAP measure equal to reported net loss before stock-based compensation expense) was $7.2 million ($0.11 per share)(5), compared to the net loss of $46.4 million ($0.73 per share) reported for the 2005 first quarter. For the 2006 first quarter, ICOS reported a net loss of $0.7 million ($0.01 per share), compared to a proforma net loss of $54.1 million ($0.85 per share) for the 2005 first quarter.
    ICOS adopted the new accounting requirements related to expensing stock-based compensation (FAS 123R) beginning January 1, 2006. The accompanying Schedules 2, 4 and 5 include additional information regarding the impact of this accounting change.
    Our 50% share of Lilly ICOS' earnings was $32.6 million in the first quarter of 2006, compared to equity in losses of $20.7 million in the first quarter of 2005. The $53.3 million improvement reflects growth in sales of Cialis around the world, planned reductions in marketing and selling costs, and the impact on Lilly ICOS of an approximate $27 million estimated aggregate reduction of U.S. wholesaler inventories of Cialis during the 2005 first quarter.
    ICOS Corporation's total revenue was $18.7 million in the first quarter of 2006, compared to $13.8 million in the first quarter of 2005.
    Collaboration revenue from Lilly ICOS totaled $15.0 million in the 2006 first quarter, compared to $10.4 million in the first quarter of 2005. The increase primarily reflects incremental research and development activities performed by ICOS personnel on behalf of Lilly ICOS and reimbursable costs for 40 contract (non-employee) sales representatives retained to promote Cialis in the U.S. beginning in January 2006.
    Total operating expenses were $51.7 million for the three months ended March 31, 2006, compared to proforma $47.2 million for the three months ended March 31, 2005.
    Marketing and selling expenses were $13.6 million for the three months ended March 31, 2006, compared to proforma $11.6 million for the three months ended March 31, 2005. The increase primarily reflects incremental costs for the aforementioned contract sales representatives.
    At March 31, 2006, we had cash, cash equivalents, investment securities and associated interest receivable of $170.5 million.


(1) IMS National Prescription Audit Plus(TM), March 2006.
(2) IMS Health, IMS MIDAS (based on PDE5 inhibitor tablets from wholesalers to pharmacies), February 2006.
(3) Lilly ICOS LLC (Lilly ICOS) is a 50/50 joint venture between ICOS Corporation and Eli Lilly and Company, that is marketing Cialis(R), in North America and Europe, for the treatment of erectile dysfunction (ED).
(4) IMS Health, IMS MIDAS (based on PDE5 inhibitor tablets from wholesalers to pharmacies), February 2006.
(5) 2006 reported net loss of $0.653 million ($0.01 per share) plus stock-based compensation expense of $7.811 million, equals adjusted net income of $7.158 million ($0.11 per share).


    Financial Guidance

    On February 7, 2006, ICOS stated that it expected 2006 worldwide sales of Cialis between $860 million and $900 million. ICOS now anticipates that 2006 worldwide sales of Cialis will be near the upper end of that range. Based on this revenue outlook, ICOS now expects Lilly ICOS' 2006 net income to be near the upper end of the $210 million to $240 million range previously communicated. Consistent with our improved outlook for Lilly ICOS, ICOS now expects its 2006 net loss to be near the lower end of the $5.0 million ($0.08 per share) to $25.0 million ($0.39 per share) net loss range previously communicated.

    ICOS Corporation, a biotechnology company headquartered in Bothell, Washington, is dedicated to bringing innovative therapeutics to patients. Through Lilly ICOS LLC, ICOS is marketing its first product, Cialis (tadalafil), for the treatment of erectile dysfunction. ICOS is working to develop treatments for serious unmet medical needs such as benign prostatic hyperplasia, hypertension, pulmonary arterial hypertension, cancer and inflammatory diseases.

    Except for historical information contained herein, this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our results and the timing and outcome of events to differ materially from those expressed in or implied by the forward-looking statements, including risks associated with product commercialization, research and clinical development, regulatory approvals, manufacturing, collaboration arrangements, liquidity, competition, intellectual property claims, litigation and other risks detailed in our latest Quarterly Report on Form 10-Q and our other public filings with the Securities and Exchange Commission.
    The forward-looking statements contained in this press release represent our judgment as of the date of this release. We undertake no obligation to publicly update any forward-looking statements. The biotechnology and pharmaceutical businesses are risky and there can be no assurance that any of our products or product candidates will achieve commercial success or that competing therapies will not pre-empt market opportunities that might exist for any of our products or product candidates.

    Conference Call

    As previously announced, today, beginning at 4:30 p.m. Eastern Time, ICOS will host a conference call to review 2006 first quarter financial results and related matters, including financial guidance and plans for 2006. The conference call can be accessed as a webcast at www.icos.com, in the Investor/Events section, or by telephone, using the Passcode 824479, live at 612-288-0329, or as a replay at 320-365-3844. The webcast will be available until May 11, 2006 at 5:30 pm Eastern Time. The telephone replay will be available until May 5, 2006 at 8:00 pm Eastern Time.

    -- Selected financial data follows--



                  ICOS Corporation and Subsidiaries
          Schedule 1 - SELECTED CONSOLIDATED FINANCIAL DATA
                (in thousands, except per share data)
                             (unaudited)

                                         Three Months Ended March 31,
                                         -----------------------------
                                                           2005
                                                   ------------------
                                                   Proforma     As
                                             2006     (a)     Reported
                                          -------- --------- ---------
Condensed Consolidated Statements of
 Operations:

Revenue:
    Lilly ICOS collaboration             $ 14,976  $ 10,360  $ 10,360
    Contract manufacturing                  3,751     2,474     2,474
    Co-promotion services                       -       950       950
                                          --------  --------  --------
      Total revenue                        18,727    13,784    13,784
                                          --------  --------  --------

Equity in earnings (losses) of Lilly ICOS  32,636   (20,679)  (20,679)
                                          --------  --------  --------
Operating expenses:
    Research and development               25,819    25,551    22,213
    Marketing and selling                  13,556    11,588    10,434
    Cost of contract manufacturing          3,790     2,142     1,851
    General and administrative              8,567     7,912     5,005
                                          --------  --------  --------
      Total operating expenses             51,732    47,193    39,503
                                          --------  --------  --------
               Operating loss                (369)  (54,088)  (46,398)

Other income (expense):
    Interest expense                       (1,704)   (1,704)   (1,704)
    Interest and other income               1,420     1,718     1,718
                                          --------  --------  --------
Net loss                                 $   (653) $(54,074) $(46,384)
                                          ========  ========  ========
Net loss per common share - basic and
 diluted                                 $  (0.01) $  (0.85) $  (0.73)
                                          ========  ========  ========
Weighted average common shares
 outstanding - basic and diluted           64,320    63,799    63,799
                                          ========  ========  ========

Condensed Consolidated Balance Sheets:    March 31,           Dec. 31,
                                            2006                2005
                                          --------            --------
Cash, cash equivalents, investment
 securities and interest receivable      $170,524            $162,782
Receivable from Lilly ICOS                 15,515              14,300
Investment in Lilly ICOS                   33,394              35,497
Property and equipment, net                18,111              17,995
Deferred financing costs and other         10,952              11,193
                                          --------            --------
      Total assets                       $248,496            $241,767
                                          ========            ========

Current liabilities                      $ 20,760            $ 22,387
Convertible subordinated debt             278,650             278,650
Stockholders' deficit                     (50,914)            (59,270)
                                          --------            --------
      Total liabilities and
       stockholders' deficit             $248,496            $241,767
                                          ========            ========

(a) Effective January 1, 2006, we adopted FAS 123R and began expensing all stock-based compensation. 2005 proforma amounts reflect our results of operations as if we had applied the provisions of FAS 123R beginning January 1, 2005. See also accompanying Schedules
    2, 4 and 5.


                  ICOS Corporation and Subsidiaries
     Schedule 2 - CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data)
                             (unaudited)
                                            2006    2005 Proforma (a)
                                          -------- -------------------
                                            Q1        Q1        Q2
                                         --------- --------- ---------
Revenue:
   Lilly ICOS collaboration              $ 14,976  $ 10,360  $ 12,693
   Contract manufacturing                   3,751     2,474     3,502
   Co-promotion services                        -       950     1,893
                                          --------  --------  --------
        Total revenue                      18,727    13,784    18,088
                                          --------  --------  --------
Equity in income (losses) of
 Lilly ICOS                                32,636   (20,679)     (689)
                                          --------  --------  --------
Operating expenses:
   Research and development                25,819    25,551    24,514
   Marketing and selling                   13,556    11,588    11,652
   Cost of contract manufacturing           3,790     2,142     3,596
   General and administrative               8,567     7,912     8,292
                                          --------  --------  --------
        Total operating expenses           51,732    47,193    48,054
                                          --------  --------  --------
                 Operating loss              (369)  (54,088)  (30,655)

Other income (expense):
   Interest expense                        (1,704)   (1,704)   (1,705)
   Interest and other income                1,420     1,718     1,723
                                          --------  --------  --------
Net loss                                 $   (653) $(54,074) $(30,637)
                                          ========  ========  ========
Net loss per common share - basic
 and diluted                             $  (0.01) $  (0.85) $  (0.48)
                                          ========  ========  ========
Weighted average common shares
 outstanding - basic and diluted           64,320    63,799    63,941
                                          ========  ========  ========


                                              2005 Proforma (a)
                                       -------------------------------
                                           Q3        Q4       TOTAL
                                       ---------- --------- ----------
Revenue:
   Lilly ICOS collaboration             $ 13,628   $13,374  $  50,055
   Contract manufacturing                  5,347     4,722     16,045
   Co-promotion services                   1,791       676      5,310
                                         --------   -------  ---------
        Total revenue                     20,766    18,772     71,410
                                         --------   -------  ---------
Equity in income (losses) of
 Lilly ICOS                               10,038    30,849     19,519
                                         --------   -------  ---------
Operating expenses:
   Research and development               24,516    26,276    100,857
   Marketing and selling                  11,938    11,779     46,957
   Cost of contract manufacturing          4,726     5,013     15,477
   General and administrative              8,676     8,257     33,137
                                         --------   -------  ---------
        Total operating expenses          49,856    51,325    196,428
                                         --------   -------  ---------
                 Operating loss          (19,052)   (1,704)  (105,499)

Other income (expense):
   Interest expense                       (1,704)   (1,704)    (6,817)
   Interest and other income               1,426     1,350      6,217
                                         --------   -------  ---------
Net loss                                $(19,330)  $(2,058) $(106,099)
                                         ========   =======  =========

Net loss per common share - basic
 and diluted                            $  (0.30)  $ (0.03) $   (1.66)
                                         ========   =======  =========
Weighted average common shares
 outstanding - basic and diluted          64,075    64,167     63,996
                                         ========   =======  =========

(a) Effective January 1, 2006, we adopted FAS 123R and began expensing all stock-based compensation. 2005 proforma amounts reflect our results of operations as if we had applied the provisions of FAS 123R beginning January 1, 2005.


                  ICOS Corporation and Subsidiaries
     Schedule 3 - SUMMARIZED OPERATING RESULTS OF LILLY ICOS LLC
                            (in thousands)
                             (unaudited)

                                           2006          2005
                                       ---------  ------------------
                                          Q1         Q1        Q2
                                       ---------  --------- --------
 Revenue:
   Product sales, net
    United States                      $ 82,537   $ 42,744  $ 71,118
    Europe                               67,586     56,264    60,925
    Canada and Mexico                    17,151     12,186    13,839
                                        --------   --------- --------
                                        167,274    111,194   145,882
   Royalties                             11,088      7,790     9,010
                                        --------   --------  --------
      Total revenue                     178,362    118,984   154,892
                                        --------   --------  --------
 Expenses:
   Cost of sales (a)                     13,382      9,752    11,934
   Selling, general and
     administrative                      86,517    137,027   126,232
   Research and development              13,502     13,874    18,413
                                        --------   --------  --------
      Total expenses                    113,401    160,653   156,579
                                        --------   --------  --------
 Net income (loss)                     $ 64,961   $(41,669) $ (1,687)
                                        ========   ========  ========

 ICOS Corporation's share of
  net income (loss)                    $ 32,636   $(20,679) $   (689)
                                        ========   ========  ========

                                                    2005
                                        -----------------------------
                                           Q3        Q4       TOTAL
                                        --------- --------- ---------
 Revenue:
   Product sales, net
    United States                       $ 77,438  $ 81,615  $272,915
    Europe                                61,992    65,311   244,492
    Canada and Mexico                     14,727    18,575    59,327
                                         --------  --------  --------
                                         154,157   165,501   576,734
   Royalties                               8,172     8,997    33,969
                                         --------  --------  --------
     Total revenue                       162,329   174,498   610,703
                                         --------  --------  --------
 Expenses:
   Cost of sales (a)                      12,378    13,200    47,264
   Selling, general and
     administrative                      112,152    84,416   459,827
   Research and development               18,035    15,494    65,816
                                         --------  --------  --------
     Total expenses                      142,565   113,110   572,907
                                         --------  --------  --------
 Net income (loss)                      $ 19,764  $ 61,388  $ 37,796
                                         ========  ========  ========

 ICOS Corporation's share of
  net income (loss)                     $ 10,038  $ 30,849  $ 19,519
                                         ========  ========  ========

(a) Cost of sales includes $103 per month of license fee amortization applicable only to Eli Lilly and Company's interest in Lilly ICOS.


                   ICOS Corporation and Subsidiaries
          Schedule 4 - TOTAL STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)
                              (unaudited)

The following table presents stock-based compensation expense for 2006 as reported, 2005 as reported and 2005 proforma as if ICOS had applied FAS 123R during that year.

                       2006                     2005
                      ------   ---------------------------------------
                       Q1       Q1      Q2      Q3      Q4     Total
                     -------  ------- ------- ------- ------- --------
As reported
 Stock options       $6,487   $    -  $    -  $    -  $    -  $     -
 Restricted shares    1,121        -       -     946   1,167    2,113
 Restricted stock
  units                 203        -       -       -       -        -
                      ------   ------  ------  ------  ------  -------
                      7,811        -       -     946   1,167    2,113
                      ------   ------  ------  ------  ------  -------

Proforma adjustments
 Stock options            -    7,690   8,012   7,876   7,679   31,257
 Restricted shares        -        -       -       -       -        -
 Restricted stock
  units                   -        -       -       -       -        -
                      ------   ------  ------  ------  ------  -------
                          -    7,690   8,012   7,876   7,679   31,257
                      ------   ------  ------  ------  ------  -------
Total (2006 as
  reported; 2005
  proforma)
 Stock options        6,487    7,690   8,012   7,876   7,679   31,257
 Restricted shares    1,121        -       -     946   1,167    2,113
 Restricted stock
  units                 203        -       -       -       -        -
                      ------   ------  ------  ------  ------  -------
                     $7,811   $7,690  $8,012  $8,822  $8,846  $33,370
                      ======   ======  ======  ======  ======  =======


                   ICOS Corporation and Subsidiaries
   Schedule 5 - ALLOCATION OF TOTAL STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)
                              (unaudited)


The following table presents the allocation of stock-based compensation expense for 2006 as reported, 2005 as reported and 2005 proforma as if ICOS had applied FAS 123R during that year.


                       2006                     2005
                      ------   ---------------------------------------
                       Q1       Q1      Q2      Q3      Q4     Total
                     -------  ------- ------- ------- ------- --------
As reported
  Research and
   development       $3,178   $    -  $    -  $  487  $  602  $ 1,089
  Marketing and
   selling            1,064        -       -      96     116      212
  Cost of contract
   manufacturing        282        -       -      45      70      115
  General and
   administrative     3,287        -       -     318     379      697
                      ------   ------  ------  ------  ------  -------
                      7,811        -       -     946   1,167    2,113
                      ------   ------  ------  ------  ------  -------

Proforma adjustments
  Research and
   development            -    3,338   3,219   3,081   2,930   12,568
  Marketing and
   selling                -    1,154   1,103   1,067   1,054    4,378
  Cost of contract
   manufacturing          -      291     365     376     417    1,449
  General and
   administrative         -    2,907   3,325   3,352   3,278   12,862
                      ------   ------  ------  ------  ------  -------
                          -    7,690   8,012   7,876   7,679   31,257
                      ------   ------  ------  ------  ------  -------

Total (2006 as
 reported; 2005
 proforma)
  Research and
   development        3,178    3,338   3,219   3,568   3,532   13,657
  Marketing and
   selling            1,064    1,154   1,103   1,163   1,170    4,590
  Cost of contract
   manufacturing        282      291     365     421     487    1,564
  General and
   administrative     3,287    2,907   3,325   3,670   3,657   13,559
                      ------   ------  ------  ------  ------  -------
                     $7,811   $7,690  $8,012  $8,822  $8,846  $33,370
                      ======   ======  ======  ======  ======  =======

    CONTACT: ICOS Corporation
             Lacy Fitzpatrick, 425-415-2207